U.S. SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                            FORM 8-K
      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): Sept 15, 2000

               COMMISSION FILE NUMBER: 000-28147

                  MORGAN CLARK MANAGEMENT, INC.
      (Exact name of registrant as specified in its charter)

               Utah                              87-0633496
--------------------------------------       ----------------
(State or jurisdiction of incorporation      (I.R.S. Employer
or organization                               I.D. No.)

3700 Susan St., Ste. 200
Santa Ana, California                               92704
(Address of principal executive offices)          (Zip Code)
--------------------------------------       ----------------
Registrant's telephone number: (949)770-2578; Fax (603)375-6582

   3158 Redhill Ave., Ste. 240. Costa Mesa, California 92626
 (Former name or former address, if changed since last report)







Item 1.    Changes in Control of Registrant

           Not Applicable

Item 2.    Acquisition or Disposition of Assets

           Not applicable.

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

The Company issued a statement regarding its entering into a broker agreement with Airway Business Credit on September 15, 2000 to provide equipment leasing, factoring and asset based lending for small to medium size companies. The Company issued a statement regarding the launching of their website on September 18, 2000. The information contained in these statements, copies of which are attached hereto as Exhibit 99.1 and 99.2 are incorporated herein by reference.

Item 6.    Resignations of Registrant's Directors

           Not Applicable

Item 7.    Financial Statements and Exhibits

           Not Applicable

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 22, 2000

Morgan Clark Management, Inc.


-----------------------------
By: Vincent van den Brink
    Vincent van den Brink
    President, Director

[CAPTION]
EXHIBIT 99.1

FOR IMMEDIATE RELEASE:

MORGAN CLARK MANAGEMENT ENTERS
LEASING BUSINESS WITH AIRWAY BUSINESS CREDIT

SANTA ANA, CA., September 15 - Morgan Clark Management Co., Inc.
announced today that it has signed an agreement with Airway
Business Credit, Santa Ana, to provide equipment leasing, factoring and asset based lending for small to medium size companies.

As a leading provider of asset based lending products, Airway Business Credit has helped many companies obtain the working capital loans they need when they cannot obtain traditional bank loans. Their emphasis on providing creative solutions to complex financial issues has made them one of the region's top asset based lenders.

Morgan Clark's President, Mr. Vincent van den Brink stated that "with a comprehensive array of business loan products including accounts receivable financing, inventory financing, equipment financing, vendor guarantees and letters of credit, we're able to provide businesses with the capital funding they need, when they need it."

"We can respond to working capital loan requests within 48 hours of receiving a financial package and can complete funding within 30 days. We understand that every client's situation is unique and we look for ways to structure accounts receivable loans, inventory loans and equipment loans to meet their individual needs quickly and without a lot of bureaucratic red tape," stated Mr. van den Brink.

This news release contains "forward-looking statements" within the meaning of Section 27a of the Securities Acts of 1933 and
Section 21E of the Securities Exchange Act of 1934. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct.

Contact: Mr. Vincent van den Brink, Pres.
Tel:     949-770-2578; Fax: 603-375-6582
         vincentvdb1@yahoo.com





[CAPTION]
EXHIBIT 99.2

FOR IMMEDIATE RELEASE:

MORGAN CLARK MANAGEMENT OPENS
WEBSITE FOR NEW LEASING BUSINESS

SANTA ANA, CA., September 18 - Morgan Clark Management Co., Inc.
announced today that it has opened its new website to provide on-line equipment leasing, factoring and asset based lending for small to medium size companies.

Through their new website, Morgan Clark Management will help companies obtain the working capital loans they need when they cannot obtain traditional bank loans. Their emphasis is on providing creative solutions to complex financial issues.

Morgan Clark's President, Mr. Vincent van den Brink stated that "with a comprehensive array of business loan products including accounts receivable financing, inventory financing, equipment financing, vendor guarantees and letters of credit, we're able to provide businesses with the capital funding they need, when they need it."

"The website (www.MorganClarkLeasing.bizland.com) will help the client find the type of funding it may need. We can respond to working capital loan requests within 48 hours of receiving a financial package and can complete funding within 30 days. We understand that every client's situation is unique and we look for ways to structure accounts receivable loans, inventory loans and equipment loans to meet their individual needs quickly and without a lot of bureaucratic red tape," stated Mr. van den Brink.

Contact: Mr. Vincent van den Brink, Pres.
Tel: 949-770-2578; Fax: 603-375-6582
Vincentvdb1@yahoo.com
www.MorganClarkLeasing.bizland.com

This news release contains "forward-looking statements'' within the meaning of Section 27a of the Securities Acts of 1933 and
Section 21E of the Securities Exchange Act of 1934. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct.